UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549






                                   FORM 8-K

                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  December 5, 1997



                      Commission File Number:  33-74254


                            COGENTRIX ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                 North Carolina                     56-1853081
     (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization)           Identification Number)



9405 Arrowpoint Boulevard, Charlotte, North Carolina       28273-8110
    (Address of principal executive offices)               (Zipcode)

                              (704) 525-3800
           (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     On November 23, 1997, Cogentrix Energy, Inc. announced the official signing of three project documents with the Indian State of Karnataka related to the Mangalore Power Project, being co-developed in India by Cogentrix Energy, Inc. and China Light & Power (International), Ltd.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit No.                        Description of Exhibit
          -----------                        ----------------------
              99                      Press Release, dated November 23, 1997

          ----------------------------------------------------

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   COGENTRIX ENERGY, INC.
                                   (Registrant)



Date: December 5, 1997                /s/ JAMES R. PAGANO
                                   ---------------------------
                                   James R. Pagano
                                   Group Senior Vice President,
                                   Chief Financial Officer
                                   (Principal Financial Officer)